FTVIP SAI-1 9/09

SUPPLEMENT DATED SEPTEMBER 3, 2009

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2009

OF

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin Flex Cap Growth Securities Fund
Franklin Global Real Estate Securities Fund
Franklin Growth and Income Securities Fund
Franklin High Income Securities Fund
Franklin Income Securities Fund
Franklin Large Cap Growth Securities Fund
Franklin Large Cap Value Securities Fund
Franklin Rising Dividends Securities Fund
Franklin Small Cap Value Securities Fund
Franklin Small-Mid Cap Growth Securities Fund
Franklin Strategic Income Securities Fund
Franklin Templeton VIP Founding Funds Allocation Fund
Franklin U.S. Government Fund
Franklin Zero Coupon Fund – maturing in December 2010

Mutual Global Discovery Securities Fund
Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Global Asset Allocation Fund

Templeton Global Bond Securities Fund
Templeton Growth Securities Fund

The Statement of Additional Information is amended as follows:

I.	On page 13, the first paragraph under the heading “Non-Fundamental Investment Policies” is replaced with the following;

It is the present policy of each Fund, except Franklin Income Securities Fund, Franklin Strategic Income Securities Fund, Mutual Global Discovery Securities Fund and Mutual Shares Securities Fund, (which policy may be changed without shareholder approval) not to pledge, mortgage or hypothecate its assets as security for loans (except to the extent of allowable temporary loans), nor to engage in joint or joint and several trading accounts in securities, except that the Funds (including Franklin Income Securities Fund, Franklin Strategic Income Securities Fund, Mutual Global Discovery Securities Fund and Mutual Shares Securities Fund) may participate with other investment companies in Franklin Templeton Investments in a joint account to engage in certain large repurchase transactions and may combine orders to purchase or sell securities with orders from other persons to obtain lower brokerage commissions. A Fund’s non-fundamental policies regarding lending may be more restrictive than its fundamental policy. Please see the individual Fund’s discussion for further information.

II.

For Franklin Income Securities Fund, under the heading “The Fund also may,” on page 18, the statement that the Fund may “borrow up to 5% of the value of its total assets (excluding borrowing from banks for temporary or emergency purposes, and not for direct investment in securities),” is deleted.

III.	For Franklin Strategic Income Securities Fund:

(1)     under the heading “Other Investments and Strategies” (on page 22), the paragraph beginning “Derivative Investments” is replaced with the following:

Derivative Investments: The Fund may invest in various other derivative investments, which may include: stripped mortgage-backed securities (including interest-only or principal only securities); CMOS, currency; currency index and bond/interest rate futures contracts; interest rate swap agreements, and mortgage dollar rolls. The Fund may invest up to 5% of its total assets in inverse floaters.

     and

     (2)     after the heading “The Fund also may,” the following is added

•	invest up to 5% of its net assets in credit-linked notes

IV.     For each of Mutual Global Discovery Securities Fund and Mutual Shares Securities Fund, under the headings “Other Investments and Strategies”:

(1)     the following replaces the paragraph beginning “Other Indebtedness,” for Mutual Global Discovery Securities Fund (on page 28), and the paragraph beginning “Indebtedness,” for Mutual Shares Securities Fund (on page 31):

Indebtedness. The Fund also may invest in other forms of securities or unsecured indebtedness or participations including asset-backed and mortgage-backed securities (indebtedness), some of which may have very long maturities or may be illiquid.

     and

(2)      the following is added after the paragraphs beginning “Synthetic Equity Swaps,” for Mutual Global Discovery Securities Fund (on page 29) and for Mutual Shares Securities Fund (page 33):

Credit Default Swaps. The Fund may buy credit default swaps in order to try to hedge against a decline in the value of its portfolio debt securities due to a credit event. The Fund may also buy credit default swaps to take advantage of what the manager believes is a mispricing of the swap, whether or not the Fund owns the underlying reference security.

V.     For Templeton Global Asset Allocation Fund, the following is added after the heading “The Fund also may,” on page 37:

•	invest up to 5% of its net assets in credit-linked notes

VI.     For Templeton Global Bond Securities Fund:

(1)     the following paragraph is added under the heading “Other Investments and Strategies” (page 38):

Other Derivative Investments. The Fund may invest in various other derivative investments, which may include currency, currency index and bond/interest rate futures contracts, and interest rate swaps.

     and

     (2)     the following is added under the heading “The Fund also may” (page 38):

•	invest up to 5% of its assets in credit-linked notes.

VII.     In the section titled “Glossary of Securities, Investment Techniques and Their Risks”:

(1)     The following paragraphs are added to the end of the section titled “Borrowing,” which begins on page 41:

Borrowing under the Term Asset Backed Securities Loan Facility (TALF) For a Fund that may participate in the TALF lending program (TALF Program) provided by the Federal Reserve Bank of New York (the NY Fed) as noted in its prospectus, the NY Fed provides non-recourse funding to eligible borrowers, such as the Fund, to purchase “TALF Eligible Securities.” TALF Eligible Securities currently include certain AAA-rated asset-backed securities backed by newly and recently originated automobile loans, credit card loans, student loans and SBA-guaranteed small business loans as well as certain commercial mortgage-backed securities and securities backed by insurance premium finance loans. The specifics of what constitute TALF Eligible Securities are set forth from time to time in the TALF Loan Facility Terms and Conditions published from time to time by the NY Fed. Under the TALF Program, a Fund is able to borrow from the NY Fed, on a non-recourse basis, to purchase TALF Eligible Securities by paying up-front a haircut amount (the amount of which is set from time to time by the NY Fed) that ranges generally from 5 to 15% of the TALF Eligible Security, pledging such TALF Eligible Security as collateral for such loan, and paying certain administrative and other fees. The term of TALF loans are generally three or five years depending upon the type of collateral pledged by the Fund. The interest and principal paid on the collateral is received on behalf of the NY Fed, and amounts remaining after payment of interest and principal then due on the loan are remitted to the Fund. The Fund remains responsible for any principal loss on a TALF Eligible Security purchased by the Fund. If, however, the Fund determines that the principal loss is in an amount equal to or greater than the Fund’s haircut for the related TALF loan, the Fund may choose to exercise its rights under the TALF Program to put such TALF Eligible Security back to the NY Fed in complete satisfaction of the Fund’s obligations under the related TALF loan. Thus, a Fund will not be at risk, except in very limited circumstances, for losses in excess of its haircut because of the non-recourse nature of the TALF loans and the Fund’s ability to put back the collateral to cancel the loan.

A borrowing by the Fund under the TALF Program is subject to similar risks associated with borrowings from banks as described above. However, pursuant to a no-action letter issued by the Staff of the SEC to the funds within Franklin Templeton Investments, in lieu of complying with the 300% asset coverage requirements of Section 18 of the 1940 Act, the Fund need only segregate, on its books or the books of its custodian, liquid assets in an amount equal to the outstanding principal and interest due on the TALF loan. Thus, the combination of this asset segregation requirement and the pledge of TALF Eligible Securities ensure that the Fund’s borrowing under the TALF Program will, in effect, have asset coverage of at least 200%. Borrowing under the TALF Program also may cause the Fund to incur costs, in addition to the interest due, including an administrative fee imposed by the NY Fed (currently between 5 and 20 bps) and certain other fees that may be charged by the primary dealers.

While not anticipated, should the periodic interest and principal payments due on a TALF loan exceed the amounts received on the pledged TALF Eligible Security, the Fund may be required to pay such additional amounts from its other portfolio assets which could cause the Fund to sell other securities or investments at times when it might not otherwise choose to do so. In addition, in some instances, the Fund may be deemed to have earned income on the pledged collateral that must be paid out to shareholders under applicable Federal tax regulations without receiving cash sufficient to make such distributions. The Fund has also agreed not to exercise or refrain from exercising any vote, consent or waiver rights under a TALF Eligible Security without consent of the NY Fed.

With respect to the Fund’s investment policy relating to investments in illiquid securities, during those times, if any, when a TALF Eligible Security subject to a loan is considered to be an “illiquid security,” the Fund will count as illiquid only the amount by which the fair value of such security exceeds the amount of the TALF loan.

(2)	The following section is inserted on page 68 preceding the section “derivative instruments:”

CREDIT LINKED NOTES (CLNs)

A typical CLN is set-up as a “pass-through” note structure created by a broker or bank as an alternative investment for funds or other purchasers to directly buying a bond or group of bonds. CLNs are typically issued at par, with a one to one relationship with the notional value to the underlying bond(s). The performance of the CLN, however, including maturity value, is linked to the performance of the specified underlying bond(s) as well as that of the issuing entity. CLNs are generally considered to be liquid instruments; however, the liquidity of the CLN may be impacted by the liquidity of the underlying reference asset.

In addition to the risk of loss of its principal investment, the Fund bears the risk that the issuer of the CLN will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment. A downgrade or impairment to the credit rating of the issuer will also likely impact negatively the price of the CLN, regardless of the price of the bond(s) underlying the CLNs. A CLN is typically structured as limited recourse, unsecured obligation of the issuer of such security such that the security will usually be the obligation solely of the issuer and will not be an obligation or responsibility of any other person, including the issuer of the underlying bond(s).

Most CLNs are structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, the market for CLNs may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the CLN to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of CLNs. In certain cases, a market price for a CLN may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the manager believe is fair.

(3)     under the heading “Derivative Instruments,” the twelfth paragraph after “Futures Contracts” (the paragraph at the top of page 71) is deleted; and

(4)     The paragraph beginning ”Credit default swaps,” page 84, is replaced with the following:

Credit default swaps. The Fund may be a buyer of credit default swaps. The “buyer” in a credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to a specific underlying reference debt obligation. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration, or modified restructuring of the reference debt obligation. The contingent payment by the seller generally is the face amount of the debt obligation, in return for the buyer’s obligation to make periodic cash payments and deliver in physical form the reference debt obligation or a cash payment equal to the then-current market value of that debt obligation at the time of the credit event. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due.

Options on swap agreements (swaptions). Generally the Fund may purchase and write (sell) both put and call options on swap agreements, commonly known as swaptions, although currently the Fund only intends to purchase options on interest rate swaps. The Fund may buy options on interest rate swaps to help hedge the Fund’s risk of potentially rising interest rates. A swaption is an OTC option (see the discussion on OTC options on page 79) that gives the buyer of the option the right, but not the obligation, to enter into a previously negotiated swap agreement, or to extend, terminate, or otherwise modify the terms of an existing swap agreement, in exchange for the payment of a premium to the writer (seller) of the option. The writer (seller) of a swaption receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer. The Fund generally assumes a greater risk when it writes (sells) a swaption than when it purchases a swaption. When the Fund purchases a swaption, it risks losing the amount of premium it has paid, should it elect not to exercise the option, plus any related transaction costs. When the Fund writes (sells) a swaption, however, the Fund is bound by the terms of the underlying swap agreement upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received. Swaptions also involve other risks associated with both OTC options and swap agreements, such as counterparty risk (the risk that the counterparty defaults on its obligation), market risk, credit risk, and interest rate risk. With respect to the Fund’s purchase of options on interest rate swaps, depending on the movement of interest rates between the time of purchase and expiration of the swaption, the value of the underlying interest rate swap and therefore the value of the swaption will change. For more information about these risks and the mechanics of options and swap agreements, see the discussion of OTC options and Swaps, Caps And Floors on page 80.

VIII.     Under the heading “Distribution and Services (12b-1) Fees” (page 172), the fifth paragraph is replaced with the following:

Under each plan, the Funds pay Distributors, the insurance companies or others to assist in the promotion and distribution of Class 2, Class 3 or Class 4 shares, or variable contracts offering Class 2, Class 3 or Class 4 shares. Payments made under the plans may be used for, among other things, the printing of prospectuses and reports used for sales purposes, of marketing support and of preparing and distributing sales literature and related expenses, advertisements, education of contract owners or dealers and their representatives, and other distribution-related expenses. Payments made under the plans may also be used to pay insurance companies, dealers or others for, among other things, furnishing personal services and maintaining customer accounts and records, or as service fees as defined under FINRA rules. Together, these expenses, including the service fees, are “eligible expenses.”

Please keep this supplement for future reference.

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